Exhibit 99.43

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-E

KEY PERFORMANCE FACTORS
August 31, 1999



Expected B Maturity 6/17/2002


Blended Coupon 5.4029%


Excess Protection Level
3 Month Average   5.12%
August, 1999   5.12%
July, 1999  N/A
June, 1999  N/A


Cash Yield18.51%


Investor Charge Offs 4.39%


Base Rate 9.00%


Over 30 Day Delinquency 4.81%


Seller's Interest 7.19%


Total Payment Rate14.37%


Total Principal Balance$46,158,397,644.87


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$3,316,578,126.38